Capital Leases - Future Minimum Lease Payment Under Capital Leases (Detail) $ in Millions	Jan. 03, 2016 USD ($)
Capital Leases, Future Minimum Payments Due, Fiscal Year Maturity
2016	$ 4.5
2017	3.9
2018	3.2
2019	1.0
2020 and Thereafter	0.0
Total minimum lease payments	12.6
Less amounts representing interest	1.5
Present value of future minimum lease payments	$ 11.1